UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     SEPTEMBER 13, 2005

                   BUILDING MATERIALS CORPORATION OF AMERICA
------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

          33-81808                                   22-3276290
------------------------------------------------------------------------------
   (Commission File Number)               (IRS Employer Identification No.)

            1361 ALPS ROAD
           WAYNE, NEW JERSEY                                    07470
  (Address of Principal Executive Offices)                    (Zip Code)

                                (973) 628-3000
------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS


                                                                                    Address, including zip
                                                                                    code and telephone
                                 State or other                                     number, including area
                                 jurisdiction of        Registration No./I.R.S.     code, of registrant's
Exact name of registrant         incorporation or       Employer Identification     principal
as specified in its charter      organization           No.                         executive offices
---------------------------      ----------------       -----------------------     ----------------------
Building Materials               Delaware               333-69749-01/               1361 Alps Road
Manufacturing Corporation                               22-3626208                  Wayne, NJ 07470
                                                                                    (973) 628-3000




ITEM 8.01.  OTHER EVENTS

         On September 13, 2005, Mr. Peter J. Ganz resigned from his positions as Senior Vice President, General Counsel and Secretary of Building Materials Corporation of America (the "Company"), effective September 23, 2005, after ten years of service with the Company in various positions, in order to pursue another opportunity. Mr. Ganz also resigned his positions and directorships from all other affiliated companies, including our indirect parent, G-I Holdings Inc., for which he served as a director and as Chief Executive Officer, President, General Counsel and Secretary. Mr. Marc J. Kurzman, who has frequently acted as outside counsel to the Company over the past several years, will serve as Acting General Counsel and will take over Mr. Ganz's duties until a new General Counsel is hired by the Company.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  BUILDING MATERIALS CORPORATION OF AMERICA
                                  BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: September 19, 2005         By:      /s/ John F. Rebele
                                           ------------------
                                  Name:    John F. Rebele
                                  Title:   Senior Vice President and
                                           Chief Financial Officer